SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Old Mutual Insurance Series Fund

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OLD MUTUAL INSURANCE SERIES FUND

ON BEHALF OF THE

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

March 21, 2007

Dear Shareholder:

Old Mutual Insurance Series Fund (“Trust”) will hold a meeting of shareholders on June 19, 2007 in Denver, Colorado. The purpose of the meeting is to vote on an important proposal affecting the Trust and you as a contract holder with a beneficial interest (a “Contract Holder”) in one or both of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio” and collectively, the “Portfolios”). This package contains important information about the proposal, a proxy and business reply envelope permitting you to vote by mail.

As you will see from the enclosed materials, your Board of Trustees (“Board”) is requesting that you approve a new sub-advisory agreement for the Portfolios. The Board has carefully considered this proposal, believes it to be in the best interests of the shareholders, and unanimously recommends that you vote FOR the proposal.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A CONTRACT HOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD(S).

If you have any questions about the proposals, please call our proxy solicitor, MIS Corporation, at 1-877-333-2372.

Thank you for your response and we look forward to preserving your trust as a valued Contract Holder over the long term.

Sincerely,

Leigh A. Wilson
Chairman
Old Mutual Insurance Series Fund

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Portfolio

Old Mutual Large Cap Growth Concentrated Portfolio

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held on June 19, 2007

4643 South Ulster Street, 6th Floor

Denver, Colorado 80237

800-347-9256

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio” and collectively, the “Portfolios”) of Old Mutual Insurance Series Fund (“Trust”) will be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237 on June 19, 2007, at 10:00 a.m. Mountain Time (“Meeting”), for the purpose of approving a new investment sub-advisory agreement for the Portfolios.

The proposal is discussed in greater detail in the attached Proxy Statement. Any contract holder with a beneficial interest in one or both of the Portfolios as of the close of business on February 9, 2007 will receive a notice of the Meeting and will be entitled to vote at the Meeting or any adjournments thereof. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote by signing, dating and returning the enclosed proxy card(s) in the enclosed postage paid envelope.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Insurance Series Fund

Dated: March 21, 2007

Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote in accordance with the instructions on the enclosed proxy card.

If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the Proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Portfolio

Old Mutual Large Cap Growth Concentrated Portfolio

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

*** PLEASE VOTE ***

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE PORTFOLIOS AVOID ADDITIONAL EXPENSE.

Old Mutual Insurance Series Fund (“Trust”) will hold a meeting of shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio” and collectively, the “Portfolios”) on June 19, 2007. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations in the Proxy Statement will help you decide on the issue.

The following is an introduction to the proposals and the process:

Q:	What issues am I being asked to vote on?

A:        The Trust is asking shareholders to approve a new sub-advisory agreement (“Sub-Advisory Agreement”) between the Trust, the Portfolios’ adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and the Portfolios’ proposed new co-sub-adviser, Ashfield Capital Partners, LLC. (“Ashfield”).

Q:	Why is the Board recommending approval of a new sub-advisory agreement?

A:           Prior to February 10, 2007, the Portfolios were co-sub-advised by CastleArk Management, LLC (“CastleArk”) and Turner Investment Partners (“Turner”). The CastleArk sub-advisory agreement was terminated by the Board effective the close of business on February 9, 2007 after the Board received notification that CastleArk was not willing to continue to serve as a sub-adviser to the Portfolios. Effective February 10, 2007, the Board of Trustees of the Trust, including all the independent Trustees (“Board”) and Old Mutual Capital appointed Ashfield as an interim sub-adviser to replace CastleArk pursuant to an interim sub-advisory agreement pending shareholder approval of the Sub-Advisory Agreement. The Board and Old Mutual Capital made the decision to retain Ashfield after an extensive search to identify outstanding investment managers within their specific investment focus. Turner will remain a co-sub-adviser to the Portfolios pursuant to its investment sub-advisory agreement dated April 19, 2006.

Q:	Why did the Board approve an interim sub-advisory agreement?

A:           The interim sub-advisory agreement was approved by the Board to avoid disruption of the Portfolios’ investment management program while shareholder approval of the Sub-Advisory Agreement is sought. The interim sub-advisory agreement commenced on February 10, 2007 (“Commencement Date”), and will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of the Portfolio approve the Sub-Advisory Agreement; or (ii) 150 days after the Commencement Date.

Q&A-1

Q:           Are the terms of the Sub-Advisory Agreement different from the terms of the investment sub-advisory agreement with CastleArk?

A:           The terms of the Sub-Advisory Agreement that you are being asked to approve are identical in all material respects to the terms of the former sub-advisory agreement with CastleArk. Thus, approving the Sub-Advisory Agreement will permit continuity of the existing fee structure.

Q:	Who is Ashfield?

A:           Ashfield is a Delaware limited liability company located at 750 Battery Street, Suite 600, San Francisco, California 94111. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings, Inc., which is wholly-owned by Old Mutual plc, a London-exchange listed international financial services firm. Ashfield manages and supervises the investment of a portion of the Portfolios’ assets on a discretionary basis pursuant to an interim investment sub-advisory agreement, subject to the supervision of Old Mutual Capital. Ashfield also manages other institutional and private client assets. As of December 31, 2006, Ashfield held discretionary management authority with respect to approximately $3.2 billion in assets.

Q:	Has the Portfolios’ Board approved the Proposal?

A:           Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:	How do I vote my shares?

A:           You may vote by returning the enclosed proxy card(s). If you do not respond at all, MIS Corporation, the Portfolios’ proxy solicitor, may contact you by telephone to request that you cast your vote.

Q:	What should I do if I receive more than one proxy card?

A:           Each Portfolio’s shareholders must vote separately on the proposals contained in the Proxy Statement. You are being sent a proxy card for each Portfolio account that you have.

Q:	Who do I call if I have questions about the Proxy Statement?

A:           If you have any other questions or need further assistance in voting, please feel free to call the Portfolios’ proxy solicitor, MIS Corporation, toll free at 1-877-333-2372.

After careful consideration, the Board of Trustees has unanimously approved the proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

Q&A-2

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Portfolio

Old Mutual Large Cap Growth Concentrated Portfolio

PROXY STATEMENT

DATED MARCH 21, 2007

This Proxy Statement is being furnished to the shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio” and collectively, the “Portfolios”), each a series of Old Mutual Insurance Series Fund, a Delaware statutory trust (“Trust”), by the Board of Trustees (“Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the Meeting of Shareholders or any adjournments thereof (“Meeting”) to be held on June 19, 2007 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about March 30, 2007.

At the Meeting, you will be asked to approve a new sub-advisory agreement between the Trust, the Portfolios’ adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and the proposed new co-sub-adviser to the Portfolios, Ashfield Capital Partners, LLC. The Board recommends that you vote for the approval of the new sub-advisory agreement.

Shareholder Voting

The Board intends to bring before the Meeting the matter set forth herein. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote your proxy easily by returning your proxy card in the enclosed postage-paid envelope. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section of this Proxy Statement titled “Shareholder Voting Procedures”.

Currently, the Portfolios’ shares are available for purchase only by separate accounts of certain insurance companies (the “Separate Accounts”). Because only Separate Accounts may purchase shares of the Portfolios, you invest indirectly in the Portfolios by purchasing a variable annuity contract or variable life insurance policy issued by one of the Separate Accounts. Contract holders of the Separate Accounts who had a voting interest in the Portfolios (“Contract Holders”) as of the close of business on February 9, 2007 are entitled to vote in connection with the Meeting. When we talk about “you” in this Proxy Statement, we mean the Contract Holders.

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Portfolio

Old Mutual Large Cap Growth Concentrated Portfolio

Table of Contents

PROPOSAL.................................................................................................................	1
Introduction..................................................................................................................	1
Description of the New Sub-Advisory Agreement.....................................................................	1
Board Consideration and Recommendations...........................................................................	4

ADDITIONAL INFORMATION.......................................................................................	4
The Adviser and Administrator..........................................................................................	4
The Distributor.............................................................................................................	4
Shareholder Voting.........................................................................................................	4
Annual and Semi-Annual Report........................................................................................	4
Brokerage Commissions...................................................................................................	5
Required Vote...............................................................................................................	5
Shareholder Voting Procedures..........................................................................................	5
Shareholder Proposals.....................................................................................................	6
Other Business..............................................................................................................	7

i

PROPOSAL

APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC

Introduction

The Board of Trustees (“Trustees” or “Board”) of Old Mutual Insurance Series Fund (“Trust”) has approved, subject to shareholder approval, a new Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with Ashfield Capital Partners, LLC (“Ashfield”) for the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio” and collectively, the “Portfolios”). A form of the Sub-Advisory Agreement is attached to this Proxy Statement as Appendix F and the discussion contained herein regarding the Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of the Sub-Advisory Agreement.

Currently, the Portfolios are co-sub-advised by Ashfield and Turner Investment Partners (“Turner”). Ashfield provides sub-advisory services to the Portfolios pursuant to an interim sub-advisory agreement with the Trust and Old Mutual Capital that was approved by the Board effective February 10, 2007. On that date, Ashfield took over the portion of the Portfolios’ assets that were previously sub-advised by CastleArk Management, LLC (“CastleArk”) pursuant to a sub-advisory agreement which was approved by each Portfolio’s shareholders on April 19, 2006. The CastleArk sub-advisory agreement was terminated by the Board effective February 9, 2007 after the Board received notification that CastleArk would be unwilling to continue to serve as a sub-adviser to the Portfolios. The interim sub-advisory agreement with Ashfield was approved by the Board effective February 10, 2007 (“Commencement Date”) to avoid disruption of the Portfolios’ investment management program while shareholder approval of the Sub-Advisory Agreement is sought. The interim sub-advisory agreement will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of each Portfolio approve the Sub-Advisory Agreement; or (ii) 150 days after the Commencement Date. Turner provides sub-advisory services to the Portfolios pursuant to an investment sub-advisory agreement dated April 19, 2006. Under their respective sub-advisory agreements, Ashfield and Turner are obligated to manage that portion of the Portfolios’ net assets as allocated by Old Mutual Capital. Ashfield and Turner each manage approximately 50% of each Portfolio’s net assets, subject to the oversight of Old Mutual Capital.

Description of the New Sub-Advisory Agreement

Services

The Sub-Advisory Agreement obligates Ashfield to: (i) manage the investment operations and composition of the Portfolios’ investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in such Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Portfolio’s registration statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Portfolios with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Sub-Advisory Agreement, Ashfield is entitled to receive from Old Mutual Capital a sub-advisory fee, based on the portion of average daily net assets of each Portfolio managed by Ashfield, at the following rates: 0.50% for Old Mutual Large Cap Growth Portfolio; and 0.55% for the Old Mutual Large Cap Growth Concentrated Portfolio. Each fee is reduced by 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (supermarket fees and alliance fees are fees paid to financial intermediaries for providing certain shareholder services) limited, reimbursed or paid by Old Mutual Capital. The sub-advisory fees will be reduced when the assets of the Portfolios reach certain breakpoints, as indicated in the following table.

PORTFOLIO	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Large Cap Growth Portfolio	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%

Old Mutual Large Cap Growth Concentrated Portfolio	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%

Breakpoints will be calculated based on the total assets of each Portfolio.

Ashfield does not receive any sub-advisory fees directly from the Portfolios under the Sub-Advisory Agreement. All sub-advisory fees are paid out of the management fee received by Old Mutual Capital pursuant to a management agreement between the Trust and Old Mutual Capital; therefore, as each breakpoint is reached, the management fee paid to Old Mutual Capital is similarly reduced by 0.05%. The sub-advisory fees that Ashfield currently receives under the interim sub-advisory agreement and, if approved, will receive under the Sub-Advisory Agreement, are the same as the sub-advisory fees received by CastleArk pursuant to the sub-advisory agreement that was approved by shareholders on April 19, 2006. CastleArk began providing sub-advisory services to the Portfolios effective January 1, 2006, and for the period January 1, 2006 to March 31, 2006, Old Mutual Capital paid gross sub-advisory fees of $70,064 and net sub-advisory fees of $58,761 to CastleArk for providing sub-advisory services to the Portfolios. For the period April 1, 2006 to February 9, 2007, Old Mutual Capital paid gross sub-advisory fees of $207,305 and net sub-advisory fees of $163,909 to CastleArk for providing sub-advisory services to the Portfolios.

Ashfield is also providing sub-advisory services to the following series portfolios of Old Mutual Advisor Funds II. The Old Mutual Large Cap Growth Fund and the Old Mutual Large Cap Growth Concentrated Fund each have a similar investment objective to its similarly named counterpart in the Trust:

Fund	Total Assets as of December 31, 2006	Sub-Advisory Fee Paid to Ashfield Pursuant to the Interim Sub-Advisory Agreement*
Old Mutual Large Cap Growth Fund	$90 million	0.50%

Old Mutual Large Cap Growth Concentrated Fund	$119 million	0.55%
Old Mutual Select Growth Fund	$127 million	0.55%
*	Similar fee limitation sharing provisions as described above are included in Ashfield’s interim sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Sub-Advisory Agreement provides certain limitations on Ashfield’s liability, but also provides that Ashfield shall not be protected against any liability to the Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Sub-Advisory Agreement after December 31, 2007 must be specifically approved for each Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of each Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated: (i) by the relevant Portfolio, without the payment of any penalty, by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the relevant Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Ashfield at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)).

Consultation with Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex, as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisers from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Sub-Advisory Agreement prohibits Ashfield from consulting with the following entities concerning transactions for the Portfolios in securities or other assets: (i) other sub-advisers to the Portfolios; (ii) other sub-advisers to any of the Trust’s other series portfolios; and (iii) other sub-advisers to a portfolio under common control with the Portfolios. This restriction will provide Ashfield greater investment flexibility in managing the Ashfield Portfolios by permitting the purchase of securities issued by other sub-advisers to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information about Ashfield

Ashfield is a Delaware limited liability company located at 750 Battery Street, 6th Floor, San Francisco, California 94111. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings, Inc., which is wholly-owned by Old Mutual plc, a London-exchange listed international financial services firm. Ashfield manages and supervises the investment of a portion of the Portfolios’ assets on a discretionary basis pursuant to the interim sub-advisory agreement and subject to the supervision of Old Mutual

Capital. Ashfield also manages institutional and private client assets. As of December 31, 2006, Ashfield held discretionary management authority with respect to approximately $3.2 billion in assets. Appendix B contains a list of the managers and officers of Ashfield.

Information about the Trust

The Trust is a Delaware business trust with its offices located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Appendix C contains a list of the Trustees and executive officers of the Trust. Appendix D contains a list of certain beneficial owners of the Portfolios’ securities.

Board Considerations and Recommendations

The Board’s considerations and recommendations regarding the Sub-Advisory Agreement can be found in Appendix A to this Proxy Statement.

ADDITIONAL INFORMATION

The Adviser and Administrator

Old Mutual Capital is a Delaware corporation and serves as investment adviser and administrator to the Portfolios. Pursuant to an investment management agreement with the Trust on behalf of the Portfolios, Old Mutual Capital administers the business and affairs of the Portfolios and retains, compensates and monitors the performance of the sub-advisers which manage the investment and reinvestment of the assets of the Portfolios pursuant to sub-advisory agreements with the Trust and Old Mutual Capital. Old Mutual Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Distributor

Old Mutual Investment Partners (“Distributor”) is a Pennsylvania business trust, and serves as the Portfolios’ distributor.

The offices of Old Mutual Capital and the Distributor are located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, and are wholly-owned subsidiaries of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange listed international financial services firm. Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom.

Shareholder Voting

The Board intends to bring before the Meeting the matter set forth herein. If you wish to participate in the Meeting you may vote by telephone, Internet or attend in person. Your vote is important no matter how many shares you own. You may change your vote even if you have already voted your proxy by written notice to the Portfolios, submitting a subsequent proxy or by voting in person at the Meeting. A more detailed description of the various proxy voting procedures is provided in the section below titled “Shareholder Voting Procedures”.

Annual and Semi-Annual Report

The Portfolios will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please call Old Mutual Shareholder Services at 1-800-347-9256 between 8:00 a.m. and 7:00 p.m. Eastern Time, Monday through Friday or send a written request to Old Mutual Insurance Series Fund, P.O. Box 219534, Kansas City, Missouri 64121.

Brokerage Commissions

For the fiscal year ended March 31, 2006, the Portfolios did not pay brokerage commissions to brokers affiliated with the Portfolios, Old Mutual Capital, Turner, CastleArk, Old Mutual Investment Partners or any affiliates of such entities.

Required Vote

Approval of the proposal with respect to each Portfolio will require the vote of a “majority of the outstanding voting securities” of the Portfolio as defined in the Investment Company Act of 1940, as amended. This means the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the owners of more than 50% of the shares of the Portfolio then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting.

Shareholder Voting Procedures

Shares of the Portfolios are sold only to separate accounts of certain insurance companies (“Separate Accounts”). Separate Accounts, the holders of record of shares of the Portfolios, are required to “pass through” to you, the Contract Holders of the Separate Accounts, the right to vote shares of the Portfolios. The Trust expects that Separate Accounts will solicit voting instructions from their Contract Holders and that insurance companies will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Separate Accounts will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. This is method of voting is referred to as “Proportional Voting.” The effect of Proportional Voting is that a small number of Contract Holders may determine the outcome of the proposal. Voting instructions that are received but left wholly or partially unmarked will be voted in favor of the unmarked Proposal(s). Separate Accounts, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 120 days in the aggregate if necessary to obtain additional voting instructions from you and other Contract Holders.

The Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual Capital or its affiliates. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Portfolios.

MIS Corporation has been engaged to assist in the solicitation of proxies, at an estimated cost of $100,000, plus expenses. As the Meeting date approaches, certain shareholders of a Portfolio may receive a telephone call from a representative of MIS Corporation if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the MIS Corporation representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the MIS Corporation representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to MIS Corporation, then the MIS Corporation representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the MIS Corporation representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. MIS Corporation will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call MIS Corporation immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting, you may submit the proxy card sent with the Proxy Statement or attend the Meeting in person. Should you require additional information regarding the Proxy Statement or replacement proxy cards, you may contact MIS Corporation toll-free at 1-877-333-2372. You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of the Trust at any time before the Meeting date; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Any Contract Holder with a beneficial interest in one or both of the Portfolios as of the close of business on February 9, 2007 is entitled to vote at the Meeting. The number of shares outstanding of each class of the Portfolio on the Record Date can be found in Appendix E attached hereto. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

For a free copy of the Trust’s most recent Annual or Semi-Annual Report, shareholders of the Portfolios may call 1-800-347-9256 or write to Old Mutual Insurance Series Fund at P.O. Box 219534, Kansas City, Missouri 64121.

Only one proxy statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders can notify the Trust that they wish to receive a separate copy of this proxy statement, or wish to receive separate proxy statements in the future, by calling 1-800-347-9256 or by writing to Old Mutual Insurance Series Fund at P.O. Box 219534, Kansas City, Missouri 64121. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

Shareholder Proposals

As a general matter, the Portfolios do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Portfolio, you should send such proposal to the Portfolio at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder’s meeting, a Portfolio must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

Other Business

The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

The Trustees recommend approval of the Proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposal.

APPENDIX A

BOARD CONSIDERATIONS AND RECOMMENDATIONS

BOARD REVIEW AND APPROVAL OF

INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC

Background

Effective February 10, 2007, the Board of Trustees of Old Mutual Insurance Series Fund (the “Trust”), including all of its independent Trustees (the “Board”), appointed Ashfield Capital Partners, LLC (“Ashfield”) as a sub-adviser to the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio (each a “Fund” and together, the “Funds”). This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement by and among the Trust, Old Mutual Capital, Inc. (“OMCAP”) and Ashfield (the “Ashfield Sub-Advisory Agreement”). In order that Ashfield could begin serving as sub-adviser to the Funds while shareholder approval of the Ashfield Sub-Advisory Agreement was sought, the Board also approved an interim investment sub-advisory agreement by and among the Trust, on behalf of the Funds, OMCAP and Ashfield (the “Interim Ashfield Sub-Advisory Agreement”). Pursuant to the Interim Ashfield Sub-Advisory Agreement, Ashfield assumed management of that portion of the Funds’ assets that were previously sub-advised by CastleArk Management, LLC (“CastleArk”).

Set forth below are the factors that the Board considered in approving the Ashfield Sub-Advisory Agreement and the Interim Ashfield Sub-Advisory Agreement (together, the “Ashfield Agreements”).

Board Considerations

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to all of the Funds:

•

Nature and Extent of Services-- The Board considered the portfolio management services to be provided by Ashfield under the Ashfield Agreements. The Board received an in-person presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield’s management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Funds. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Ashfield Agreements. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Ashfield Agreements.

•

Multi-Manager Structure-- The Board considered the effectiveness with which Ashfield would operate within the Funds’ multi-manager structure. In particular, the Board considered the degree to which Ashfield’s investment style and processes would complement the Funds’ other investment sub-adviser, Turner Investment Partners (“Turner”). Based on information provided by OMCAP, the Board concluded that Ashfield’s investment style and processes would complement the investment style of Turner.

•

Profitability/Costs-- The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Funds. In that connection, the Board reviewed Ashfield’s projected costs in providing services to the Funds and the basis for allocating those costs.

•

Benefits derived by OMCAP from its relationship with the Funds-- The Board considered the fall-out benefits to Ashfield, including Ashfield’s increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including OMCAP, the Trust’s distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.

•

Senior Officer’s Report-- The Trustees considered a report from the Trust’s Senior Vice President (“Senior Officer”), who is independent from the Trust’s various service providers, including Ashfield, OMCAP and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield’s personnel. The Trustees’ also noted the Senior Officer’s evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2006. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to each Fund:

Old Mutual Large Cap Growth Portfolio

Performance-- With respect to performance, the Trustees favorably weighed that Ashfield’s large cap growth composite outperformed the Fund’s benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period.

Sub-Advisory Fees-- With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield’s sub-advisory fee out of the management fee OMCAP received from the Trust (the “Management Fee”). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-adviser that Ashfield would replace. The Trustees also considered Ashfield’s representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

Breakpoints-- The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

Fee Waivers-- The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund’s total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Board Conclusions-- The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the contractual Management Fee at the Lipper, Inc. (“Lipper”) median and the net Management Fee below the Lipper median.

Old Mutual Large Cap Growth Concentrated Portfolio

Performance-- With respect to performance, the Trustees favorably viewed the fact that Ashfield’s large cap growth composite outperformed the Fund’s benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees noted, however, that Ashfield’s large cap growth composite was more broadly diversified in a greater number of stocks than the Fund and that Ashfield did not currently manage a portfolio that mirrored the concentrated investment strategy of the Fund. The Trustees viewed favorably representations from Ashfield that its large cap growth investment strategy could be easily tailored to the Fund’s more concentrated investment strategy.

Sub-Advisory Fees-- With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield’s sub-advisory fee out of the management fee OMCAP received from the Trust (the “Management Fee”). The Trustees considered the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-adviser that Ashfield would replace. The Trustees also considered Ashfield’s representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

Breakpoints-- The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

Fee Waivers-- The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund’s total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Board Conclusions-- The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the net Management Fee below the Lipper median.

APPENDIX B

OFFICERS AND MANAGERS OF ASHFIELD CAPITAL PARTNERS, LLC

Name	Title
J. Stephen Lauck	President and Chief Executive Officer
Frances Chiu	Chief Compliance Officer
Claudia Owen	Chief Financial Officer
Scott F. Powers	Manager
Thomas M. Turpin	Manager

B-1

APPENDIX C

OFFICERS AND TRUSTEES OF OLD MUTUAL INSURANCE SERIES FUND

Trustees

Name	Position
Leigh A. Wilson	Chairman
John R. Bartholdson	Trustee
Jettie M. Edwards	Trustee
Albert A. Miller	Trustee
Thomas M. Turpin*	Trustee
*	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust,

as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

Officers

Name	Position
Julian F. Sluyters	President and Principal Executive Officer
Edward J. Veilleux	Senior Vice President
James F. Lummanick	Vice President and Chief Compliance Officer
Andra C. Ozols	Vice President and Secretary
Karen S. Proc	Assistant Secretary
Robert T. Kelly	Treasurer and Principal Financial Officer
Kathryn A. Burns	Assistant Treasurer
Robert D. Lujan	Assistant Treasurer

C-1

APPENDIX D

BENEFICIAL OWNERS OF THE PORTFOLIOS’ VOTING SECURITIES

AS OF MARCH 12, 2007

The table below lists all beneficial owners of more than 5% of any class of the Portfolios’ voting securities:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class
Old Mutual Large Cap Growth Portfolio
	GE LIFE & ANNUITY ASSURANCE CO.	526,175.86	80.59%
	ATTN: VARIABLE ACCOUNTING
	6610 W. BROAD ST.
	RICHMOND, VA 23230-1702

	GREAT WEST LIFE & ANNUITY	93,198.84	14.27%
	INSURANCE COMPANY
	ATTN: INVESTMENT DIV
	8515 E ORCHARD RD # 2T2
	ENGLEWOOD, CO 80111-5002

Old Mutual Large Cap Growth Concentrated Portfolio
	FIDELITY INVESTMENTS	5,490,098.62	90.09%
	LIFE INSURANCE CO
	82 DEVONSHIRE ST # H4C
	BOSTON, MA 02109-3605

	EMPIRE FIDELITY INVESTMENTS	547,555.17	8.99%
	LIFE INSURANCE CO.
	82 DEVONSHIRE ST # H4C
	BOSTON, MA 02109-3605

* None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The table below lists trustee and executive officer beneficial ownership1 in the Portfolios’ voting securities:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

_________________________

1  Executive officers as defined by Item 402(a)(3) of Regulation S-K.

D-1

Old Mutual Large Cap Growth Portfolio	None

Old Mutual Large Cap Growth Concentrated Portfolio	None

* None of the shares are known to be shares which the named beneficial owner has pledged as security or has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

D-2

APPENDIX E

SHARES OF THE PORTFOLIOS OUTSTANDING AS OF FEBRUARY 9, 2007

Portfolio Name	Shares Outstanding

Old Mutual Large Cap Growth Portfolio.............................................................	679,653.623

Old Mutual Large Cap Growth Concentrated Portfolio............................................	6,244,189.247

E-1

APPENDIX F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of _______________, 2007 by and among Old Mutual Capital, Inc. (the “Adviser”), Ashfield Capital Partners, LLC (the “Sub-Adviser”), and Old Mutual Insurance Series Fund, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Agreement between the Adviser and the Trust dated April 19, 2006, the Adviser acts as investment manager for the assets of the portfolios listed on Schedule A to this Agreement (each, a “Fund”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of that portion of the assets of each Fund that are allocated by the Adviser to a designated custodial account established at the Fund’s custodian (each such portion, a “Portfolio”), which may constitute some or all of the assets of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.            a)           Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage (i) the investment operations of the Portfolio, and (ii) the composition of such assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(1)         The Sub-Adviser shall provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio and what portion of such assets will be invested or held uninvested in cash.

(2)         In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3)         The Sub-Adviser shall determine the securities to be purchased or sold with respect to each Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the respective Fund’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing a Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser’s other clients may be a party. It is understood that it is desirable for a Portfolio that the Sub-Adviser have access to (i)

supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of each Portfolio with brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(4)         The Sub-Adviser at its expense will make available to the Trustees of the Trust and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Trust and Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(5)         In accordance with procedures adopted by the Trustees of the Trust, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Adviser will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.

(6)         The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

(7)         Unless otherwise directed by the Adviser or the Trust’s Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust’s Board of Trustees, the Sub-Adviser’s proxy voting policy. The Adviser shall instruct the Portfolio’s custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials. The Sub-Adviser shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(8)         The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(9)         The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(10)       The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(11)       The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the assets of the Portfolio and shall provide the Adviser with such information upon request of the Adviser.

(12)       (a)          The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(b)         Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(c)         The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2.            The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.            The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)         Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)         Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Funds and shares of the Funds’ beneficial shares, and all amendments thereto; and

(c)	Prospectus(es) of the Funds.

4.            For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to a percentage of each Portfolio’s average daily net assets, as set forth on Schedule A (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Portfolio). This fee will be paid to the Sub-Adviser from the Adviser’s advisory fee for such Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

To the extent that the Adviser is reimbursed by the Trust for any waived fees or reimbursed expenses pursuant to the terms of a separate expense limitation agreement between the Trust and the Adviser, the Adviser will pay to the Sub-Adviser its pro-rata share of any such reimbursed amount.

5.            The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.            This Agreement shall continue for an initial period ending December 31, 2007, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7.            Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.            During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Funds, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9.            No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10.          No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Fund.

11.          This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.          This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13.          Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:
To the Adviser at:	To the Sub-Adviser at:

Old Mutual Capital, Inc.	Ashfield Capital Partners, LLC
4643 South Ulster Street, Suite 600	750 Battery Street, Suite 600
Denver, CO 80237	San Francisco, CA 94111
Attention: General Counsel	Attention: President

To the Trust or a Fund at:

Old Mutual Insurance Series Fund
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention: Secretary

15.          Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.          As required by certain exemptive rules under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

1. other subadvisers to the Fund
2. other subadvisers to a Trust portfolio
3. other subadvisers to a portfolio under common control with the Fund.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC.	OLD MUTUAL INSURANCE SERIES FUND

By:	By:

Name:	Name:

Title:	Title:

ASHFIELD CAPITAL PARTNERS, LLC

By:

Name:

Title:

SCHEDULE A

DATED _______________, 2007

TO

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

ASHFIELD CAPITAL PARTNERS, LLC

OLD MUTUAL CAPITAL, INC.

AND

OLD MUTUAL INSURANCE SERIES FUND

DATED _______________, 2007

PORTFOLIO	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Large Cap Growth Portfolio	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%

Old Mutual Large Cap Growth Concentrated Portfolio	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%

Breakpoints will be calculated based on the total assets of each Fund.

________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-026 03/2007

F-8

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

EACH CONTRACT OWNER’S VOTE IS IMPORTANT! PLEASE VOTE TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

VOTING INSTRUCTION FORM FOR
MEETING OF SHAREHOLDERS OF
OLD MUTUAL INSURANCE SERIES FUND
TO BE HELD ON JUNE 19, 2007

The undersigned interest holder in one or more of the Old Mutual Large Cap Growth Portfolio or Old Mutual Large Cap Growth Concentrated Portfolio (each a “Portfolio”), each a series of Old Mutual Insurance Series Fund, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated on the reverse, all shares of the Portfolio identified above attributable to his or her contract or interest as of the close of business on February 9, 2007 at a Meeting of Shareholders to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Form or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account, when applicable.

The Board of Trustees recommends that you vote “FOR” the proposal outlined on the reverse side.

Voting Instruction Form must be signed and dated below.

DATED: ______________________, 2007

Signature(s) (Joint Owners)	(Please sign in box)

NOTE: PLEASE SIGN EXACTLYAS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Old Mutual VIF 07

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X!
PLEASE DO NOT USE FINE POINT PENS.

If you sign, date and return this voting instruction form but give no instructions, your shares will be voted “FOR” the Proposal described below.

	FOR	AGAINST	ABSTAIN
1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH ASHFIELD CAPITAL PARTNERS, LLC	[ ]	[ ]	[ ]

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING THIS VOTING INSTRUCTION FORM PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Old Mutual VIF 07